UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
September 19, 2022
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 22, 2022, Northrop Grumman Corporation (the “Company”) announced that Mary Petryszyn, Corporate Vice President and President, Defense Systems sector, will retire from the Company effective January 13, 2023. Ms. Petryszyn informed the Company of her intent to retire on September 19, 2022. She will move from her current role as Corporate Vice President and President, Defense Systems sector to the position of Corporate Vice President on October 17, 2022, to facilitate an effective transition and support other Company initiatives until her retirement from the Company.

On September 21, 2022, the Board of Directors elected Roshan S. Roeder, currently Vice President and General Manager, Airborne Multifunction Sensors Division in the Mission Systems sector, to serve as the Corporate Vice President and President, Defense Systems sector effective October 17, 2022. Ms. Roeder has been employed by the Company since 2002. Prior to her current role, Ms. Roeder has led increasingly larger business units within the Company.

A copy of the Company’s press release announcing these actions is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Northrop Grumman Elects Roshan Roeder Corporate Vice President and President, Defense Systems; Mary Petryszyn to Retire"), dated September 22, 2022
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: September 22, 2022

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Elects Roshan Roeder Corporate Vice President and President, Defense Systems; Mary Petryszyn to Retire"), dated September 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)